                             DISTRIBUTION AGREEMENT

                                      FOR

                         THE GABELLI EQUITY INCOME FUND


         DISTRIBUTION AGREEMENT, dated November 13, 1991 between Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The Gabelli Equity Income Fund (the "Fund"), and Gabelli & Company, Inc., a New York corporation (the "Distributor"). The Company is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and an indefinite number of shares (the "Shares") of the Fund, par value $.001 per share (the "Shares"), have been registered under the Securities Act of 1933 (the "1933 Act") to be offered for sale to the public in a continuous public offering in accordance with terms and conditions set forth in the Prospectus and Statement of Additional Information (the "Prospectus") of the Fund included in the Company's Registration Statement on Form N-lA as such documents may be amended from time to time.

         In this connection, the Company desires that the Distributor act as its exclusive sales agent and distributor for the sale and distribution of Shares. The Distributor has advised the Company that it is willing to act in such capacities, and it is accordingly agreed between them as follows:

         1. The Company hereby appoints the Distributor as exclusive sales agent and distributor for the sale and distribution of Shares pursuant to the aforesaid continuous public offering of Shares, and the Company further agrees from and after the commencement of such continuous public offering that it will not, without the Distributor's consent, sell or agree to sell any Shares otherwise than through the Distributor, except the Company may issue Shares in connection with a merger, consolidation or acquisition of assets on such basis as may be authorized or permitted under the 1940 Act.

         2. The Distributor hereby accepts such appointment and agrees to use its best efforts to sell such Shares, provided, however, that when requested by the





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Fund at any time for any reason the Distributor will suspend such efforts. The
Company may also withdraw the offering of Shares at any time when required by the provisions of any statute, order, rule or regulation of any governmental body having jurisdiction. It is understood that the Distributor does not undertake to sell all or any specific portion of the Shares.

         3. The Distributor represents that it is a member in good standing of the National Association of Dealers, Inc. and agrees that it will use all reasonable efforts to maintain such status and to abide by the Rules of Fair Practice, the Constitution and the Bylaws of the National Association of Securities Dealers, Inc., and all other rules and regulations that are now or may become applicable to its performance hereunder. The Distributor will undertake and discharge its obligations hereunder as an independent contractor and it shall have no authority or power to obligate or bind the Company by its actions, conduct or contracts except that it is authorized to accept orders for the purchase or repurchase of Shares as the Company's agent and subject to its approval. The Company reserves the right to reject any order in whole or in part. The Distributor may appoint sub-agents or distribute through dealers or otherwise as it may determine from time to time pursuant to agreements approved by the Company, but this Agreement shall not be construed as authorizing any dealer or other person to accept orders for sale or repurchase of Shares on behalf of the Company or otherwise act as the Company's agent for any purpose. The Distributor shall not utilize any materials in connection with the sale or offering of Shares except the then current Prospectus and such other materials as the Company shall provide or approve in writing.

         4. Shares may be sold by the Distributor only at prices and terms described in the then current Prospectus relating to the Shares and may be sold either through persons with whom it has selling agreements in a form approved by the Company's Board of Directors or directly to prospective purchasers. To facilitate sales, the Company will furnish the Distributor with the net asset value of its Shares promptly after each calculation thereof.

         5. The Company has delivered to the Distributor a copy of the current Prospectus for the Fund. It





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


agrees that it will use its best efforts to continue the effectiveness of its Registration Statement filed under the 1933 Act and the 1940 Act. The Company further agrees to prepare and file any amendments to its Registration Statement as may be necessary and any supplemental data in order to comply with such Acts. The Company will furnish the Distributor at the Distributor's expense with a reasonable number of copies of the Prospectus and any amended Prospectus for use in connection with the sale of Shares.

         6. At the Distributor's request, the Company will take such steps at its own expense as may be necessary and feasible to qualify Shares for sale in states, territories or dependencies of the United States of America and in the District of Columbia in accordance with the laws thereof, and to renew or extend any such qualification; provided, however, that the Company shall not be required to qualify Shares or to maintain the qualification of Shares in any state, territory, dependency or district where it shall deem such qualification disadvantageous to the Fund.

         7. The Distributor agrees that:

                  (a) It will furnish to the Company any pertinent information required to be inserted with respect to the Distributor as exclusive sales agent and distributor within the purview of Federal and state securities laws in any reports or registrations required to be filed with any government authority;

                  (b) It will not make any representations inconsistent with the information contained in the Registration Statement or Prospectus filed under the Securities Act of 1933, as in effect from time to time;

                  (c) It will not use or distribute or authorize the use or distribution of any statements other than those contained in the Fund's then current Prospectus or in such supplemental literature or advertising as may be authorized in writing by the Company; and









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


                  (d) Subject to paragraph 9 below, the Distributor will bear the costs and expenses of printing and distributing any copies of any prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) which are used in connection with the offering of Shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by the Distributor for use in connection with the offering of the Shares and the costs and expenses incurred by the Distributor in advertising, promoting and selling Shares of the Fund to the public.

         8. The Company will pay its legal and auditing expenses and the cost of composition of any prospectuses of annual or interim reports of the Fund.

         9. The Company will pay the Distributor for costs and expenses incurred by the Distributor in connection with distribution of Shares by the Distributor in accordance with the terms of a Plan of Distribution (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act as such Plan may be in effect from time to time; provided, however, that no payments shall be due or paid to the Distributor hereunder unless and until this Agreement shall have been approved by Director Approval and Disinterested Director Approval (as such terms are defined in such Plan). The Company reserves the right to modify or terminate such Plan at any time as specified in the Plan and Rule 12b-1, and this Section 9 shall thereupon be modified or terminated to the same extent without further action of the parties. The persons authorized to direct the payment of funds pursuant to this Agreement and the Plan shall provide to the Company's Board of Directors, and the Directors shall review, at least quarterly a written report of the amounts so paid and the purposes for which such expenditures were made.

         10. The Company agrees to indemnify, defend and hold the Distributor, its officers, directors, employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (each, an "indemnitee"), free and harmless from any and all liabilities and expenses, including costs of investigation or defense (including reasonable counsel fees) incurred by such indemnitee in connection with the de-





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


fense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such indemnitee may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while the Distributor was active in such capacity or by reason of the Distributor having acted in any such capacity or arising out of or based upon any untrue statement of a material fact contained in the then-current Prospectus relating to the Shares or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Company expressly for use in any such Prospectus; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company or the shareholders of the Fund or any expense of such indemnitee with respect to any matter as to which such indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that its action was in the best interest of the Company or arising by reason of such indemnitee's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement ("disabling conduct"), or (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, no indemnification shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Company and that such indemnitee appears to have acted in good faith in the reasonable belief that its action was in the best interest of the Company and did not involve disabling conduct by such indemnitee. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

         The Distributor agrees to indemnify, defend and hold the Company, its Directors, officers, employees and agents and any person who controls the Company within the meaning of Section 15 of the 1933 Act (each, an "indemnitee"), free and harmless from and against any and all liabilities and expenses, including costs of investiga-tion or defense (including reasonable counsel fees) incurred by such indemnitee, but only to the extent that such liability or expense shall arise out of or be based upon any untrue or alleged untrue statement of a material fact contained in information furnished in writing by the Distributor of the Company expressly for use in a Prospectus or any alleged omission to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading or arising by reason of disabling conduct by such indemnitee or any person selling Shares pursuant to an agreement with the Distributor.

         The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of directors of the Company who are neither "interested persons" of the Company (as defined in Section 2(a) (19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Directors of the Company, or
(ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

         11. This Agreement shall become effective on the date first set forth above and shall remain in effect for up to two years from such date (one year in the case of Section 9) and thereafter from year to year provided such continuance is specifically approved at least annually prior to each anniversary of such date by (a) Director Approval or by vote at a meeting of shareholders of the Fund of the lesser of (i) 67 per cent of the Shares present or represented by proxy and (ii) 50 per cent of the outstanding Shares and (b) by Disinterested Director Approval.

         12. This Agreement may be terminated (a) by the Distributor at any time without penalty by giving sixty (60) days' written notice to the Company which notice may be waived by the Company; or (b) by the Company at any time without penalty upon sixty (60) days' written notice to the Distributor (which notice may be waived by the Distributor); provided, however, that any such termination by the Company shall be directed or approved in the same manner as required for continuance of this Agreement by Section 11(a) (or, in the case of termination of Section 9, by Section 11(b)).

         13. This Agreement may not be amended or changed except in writing signed by each of the parties hereto and approved in the same manner as provided for continuance of this Agreement in Section 11(a) (or, in the case of amendment of Section 9, by Section 11(b)). Any such amendment or change shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, but this Agreement shall not be assigned by either party and shall automatically terminate upon assignment (as such term is defined in the 1940 Act and the rules thereunder).

         14. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements to be performed entirely therein and in accordance with applicable provisions of the 1940 Act.

         15. If any provision of this Agreement shall be held or made invalid or unenforceable by a court deci-sion, statute, rule or otherwise, the remainder of this Agreement shall not be affected or impaired thereby.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.





                   GABELLI EQUITY SERIES FUNDS, INC.



                   By: /s/ Bruce N. Alpert
                       ------------------------------
                   Name:
                   Title:


                   GABELLI & COMPANY, INC.



                   By: /s/ Stephen G. Bondi
                       ------------------------------
                   Name: Stephen G. Bondi
                   Title: Vice President







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


                              AMENDED AND RESTATED

                  PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

                                       OF

                         THE GABELLI EQUITY INCOME FUND


         The Gabelli Equity Income Fund (the "Fund") is engaged in business as a separate series of Gabelli Equity Series Funds, Inc. (the "Company"), which is an open-end management investment company registered as such under the Investment Company Act of 1940 (the "Act"). The Fund intends to employ Gabelli
& Company, Inc. and/or others as the principal underwriter and distributor (the "Distributor") of the shares of the Fund pursuant to a written distribution agreement. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act to assist in the distribution of shares of the Fund.

         The Board of Directors (the "Board") of the Company having determined that it would be desirable to amend the current plan of distribution in certain respects and to restate such amended plan in its entirety and that a plan of distribution containing the terms set forth herein is reasonably likely to benefit the Fund and its shareholders, the Fund hereby amends and restates its plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Act to read in its entirety as follows:

         1. In consideration of the services to be provided, and the expenses to be incurred, by the Distributor pursuant to the distribution agreement, the Company will pay to the Distributor as distribution payments (the "Payments") in connection with the distribution of shares of the Fund an aggregate amount at a rate of 0.25% per year of the average daily net assets of the Fund. Such Payments shall be accrued daily and paid monthly in arrears or shall be accrued and paid at such other intervals as the Board shall determine. The Company's obligation hereunder shall be limited to the assets of the Fund and shall not constitute an obligation of the Company except out of such assets and shall not constitute an obligation of any shareholder of the Fund or other series of the Company.

         2. It is understood that the Payments made by the Fund under this Plan will be used by the Distributor for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of shares of the Fund. The scope of the foregoing shall be interpreted by the Board, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment advisor's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board; and profit to the Distributor and its affiliates arising out of their provision of shareholder services. Notwithstanding the foregoing, this Plan does not require the Distributor or any of its affiliates to perform any specific type or level of distribution activities or shareholder services or to incur any specific level of expenses for activities covered by this Section 2. In addition, Payments made in a particular year shall not be refundable whether or not such Payments exceed the expenses incurred for that year pursuant to this Section 2.

         3. The Company is hereby authorized and directed to enter into appropriate written agreements with the Distributor and each other person to whom the Company intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in
Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related" agreement for purposes of Rule 12b-1 under the Act.

         4. Each agreement required to be in writing by Section 3 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the Directors ("Disinterested Director Approval") who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purposes of voting on such agreement. All determinations or authorizations of the Board hereunder shall be made by Board Approval and Disinterested Director Approval.

         5. The officers, investment adviser or Distributor of the Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

         6. To the extent any activity is covered by Section 2 and is also an activity which the Company may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act, this Plan shall not be construed to prevent or restrict the Company from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in calculation of Payments subject to the limitation set forth in Section 1.

         7. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. This Plan may not be amended in any material respect without Board Approval and Disinterested Director Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the outstanding voting securities of the Fund. This Plan may continue in effect for longer than one year after its approval by the shareholders of the Fund only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Director Approval.

         8. This Plan may be terminated at any time by a vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement hereunder, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding voting securities of the Fund.

         9. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the outstanding voting securities" of the Fund shall mean the vote, at the annual or a special meeting of the security holders of the Fund duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or, if less, (b) more than 50% of the outstanding voting securities of the Fund.

                             DISTRIBUTION AGREEMENT

                                      FOR

                       THE GABELLI SMALL CAP GROWTH FUND


         DISTRIBUTION AGREEMENT, dated September 9, 1991 between Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The Gabelli Small Cap Growth Fund (the "Fund"), and Gabelli & Company, Inc., a New York corporation (the "Distributor"). The Company is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and an indefinite number of shares (the "Shares") of the Fund, par value $.001 per share (the "Shares"), have been registered under the Securities Act of 1933 (the "1933 Act") to be offered for sale to the public in a continuous public offering in accordance with terms and conditions set forth in the Prospectus and Statement of Additional Information (the "Prospectus") of the Fund included in the Company's Registration Statement on Form N-1A as such documents may be amended from time to time.

         In this connection, the Company desires that the Distributor act as its exclusive sales agent and distributor for the sale and distribution of Shares. The Distributor has advised the Company that it is willing to act in such capacities, and it is accordingly agreed between them as follows:

         1. The Company hereby appoints the Distributor as exclusive sales agent and distributor for the sale and distribution of Shares pursuant to the aforesaid continuous public offering of Shares, and the Company further agrees from and after the commencement of such continuous public offering that it will not, without the Distributor's consent, sell or agree to sell any Shares otherwise than through the Distributor, except the Company may issue Shares in connection with a merger, consolidation or acquisition of assets on such basis as may be authorized or permitted under the 1940 Act.

         2. The Distributor hereby accepts such appointment and agrees to use its best efforts to sell such Shares, provided, however, that when requested by the

Fund at any time for any reason the Distributor will suspend such efforts. The Company may also withdraw the offering of Shares at any time when required by the provisions of any statute, order, rule or regulation of any governmental body having jurisdiction. It is understood that the Distributor does not undertake to sell all or any specific portion of the Shares.

         3. The Distributor represents that it is a member in good standing of the National Association of Dealers, Inc. and agrees that it will use all reasonable efforts to maintain such status and to abide by the Rules of Fair Practice, the Constitution and the Bylaws of the National Association of Securities Dealers, Inc., and all other rules and regulations that are now or may become applicable to its performance hereunder. The Distributor will undertake and discharge its obligations hereunder as an independent contractor and it shall have no authority or power to obligate or bind the Company by its actions, conduct or contracts except that it is authorized to accept orders for the purchase or repurchase of Shares as the Company's agent and subject to its approval. The Company reserves the right to reject any order in whole or in part. The Distributor may appoint sub-agents or distribute through dealers or otherwise as it may determine from time to time pursuant to agreements approved by the Company, but this Agreement shall not be construed as authorizing any dealer or other person to accept orders for sale or repurchase of Shares on behalf of the Company or otherwise act as the Company's agent for any purpose. The Distributor shall not utilize any materials in connection with the sale or offering of Shares except the then current Prospectus and such other materials as the Company shall provide or approve in writing.

         4. Shares may be sold by the Distributor only at prices and terms described in the then current Prospectus relating to the Shares and may be sold either through persons with whom it has selling agreements in a form approved by the Company's Board of Directors or directly to prospective purchasers. To facilitate sales, the Company will furnish the Distributor with the net asset value of its Shares promptly after each calculation thereof.

         5. The Company has delivered to the Distributor a copy of the current Prospectus for the Fund. It agrees that it will use its best efforts to continue the effectiveness of its Registration Statement filed under the 1933 Act and the 1940 Act. The Company further agrees to prepare and file any amendments to its Registration Statement as may be necessary and any supplemental data in order to comply with such Acts. The Company will furnish the Distributor at the Distributor's expense with a reasonable number of copies of the Prospectus and any amended Prospectus for use in connection with the sale of Shares.

         6. At the Distributor's request, the Company will take such steps at its own expense as may be necessary and feasible to qualify Shares for sale in states, territories or dependencies of the United States of America and in the District of Columbia in accordance with the laws thereof, and to renew or extend any such qualification; provided, however, that the Company shall not be required to qualify Shares or to maintain the qualification of Shares in any state, territory, dependency or district where it shall deem such qualification disadvantageous to the Fund.

         7. The Distributor agrees that:

            (a) It will furnish to the Company any pertinent information required to be inserted with respect to the Distributor as exclusive sales agent and distributor within the purview of Federal and state securities laws in any reports or registrations required to be filed with any government authority;

            (b) It will not make any representations inconsistent with the information contained in the Registration Statement or Prospectus filed under the Securities Act of 1933, as in effect from time to time;

            (c) It will not use or distribute or authorize the use or distribution of any statements other than those contained in the Fund's then current Prospectus or in such supplemental literature or advertising as may be authorized in writing by the Company; and

            (d) Subject to paragraph 9 below, the Distributor will bear the costs and expenses of printing and distributing any copies of any prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) which are used in connection with the offering of Shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by the Distributor for use in connection with the offering of the Shares and the costs and expenses incurred by the Distributor in advertising, promoting and selling Shares of the Fund to the public.

         8. The Company will pay its legal and auditing expenses and the cost of composition of any prospectuses of annual or interim reports of the Fund.

         9. The Company will pay the Distributor for costs and expenses incurred by the Distributor in connection with distribution of Shares by the Distributor in accordance with the terms of a Plan of Distribution (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act as such Plan may be in effect from time to time; provided, however, that no payments shall be due or paid to the Distributor hereunder unless and until this Agreement shall have been approved by Director Approval and Disinterested Director Approval (as such terms are defined in such Plan). The Company reserves the right to modify or terminate such Plan at any time as specified in the Plan and Rule 12b-1, and this Section 9 shall thereupon be modified or terminated to the same extent without further action of the parties. The persons authorized to direct the payment of funds pursuant to this Agreement and the Plan shall provide to the Company's Board of Directors, and the Directors shall review, at least quarterly a written report of the amounts so paid and the purposes for which such expenditures were made.

         10. The Company agrees to indemnify, defend and hold the Distributor, its officers, directors, employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (each, an "indemnitee"), free and harmless from any and all liabilities and expenses, including costs of investigation or defense (including reasonable counsel fees) incurred by such indemnitee in connection with the de-fense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such indemnitee may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while the Distributor was active in such capacity or by reason of the Distributor having acted in any such capacity or arising out of or based upon any untrue statement of a material fact contained in the then-current Prospectus relating to the Shares or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Company expressly for use in any such Prospectus; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company or the shareholders of the Fund or any expense of such indemnitee with respect to any matter as to which such indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that its action was in the best interest of the Company or arising by reason of such indemnitee's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement ("disabling conduct"), or (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, no indemnification shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Company and that such indemnitee appears to have acted in good faith in the reasonable belief that its action was in the best interest of the Company and did not involve disabling conduct by such indemnitee. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

         The Distributor agrees to indemnify, defend and hold the Company, its Directors, officers, employees and agents and any person who controls the Company within the meaning of Section 15 of the 1933 Act (each, an "indemnitee"), free and harmless from and against any and all liabilities and expenses, including costs of investiga-

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



tion or defense (including reasonable counsel fees) incurred by such indemnitee, but only to the extent that such liability or expense shall arise out of or be based upon any untrue or alleged untrue statement of a material fact contained in information furnished in writing by the Distributor of the Company expressly for use in a Prospectus or any alleged omission to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading or arising by reason of disabling conduct by such indemnitee or any person selling Shares pursuant to an agreement with the Distributor.

         The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of directors of the Company who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Directors of the Company, or
(ii) if such a quorum is not obtainable or even, if


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



obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

         11. This Agreement shall become effective on the date first set forth above and shall remain in effect for up to two years from such date (one year in the case of Section 9) and thereafter from year to year provided such continuance is specifically approved at least annually prior to each anniversary of such date by (a) Director Approval or by vote at a meeting of shareholders of the Fund of the lesser of (i) 67 per cent of the Shares present or represented by proxy and (ii) 50 per cent of the outstanding Shares and (b) by Disinterested Director Approval.

         12. This Agreement may be terminated (a) by the Distributor at any time without penalty by giving sixty (60) days' written notice to the Company which notice may be waived by the Company; or (b) by the Company at any time without penalty upon sixty (60) days' written notice to the Distributor (which notice may be waived by the Distributor); provided, however, that any such termination by the Company shall be directed or approved in the same manner as required for continuance of this Agreement by Section 11(a) (or, in the case of termination of Section 9, by Section 11(b)).

         13. This Agreement may not be amended or changed except in writing signed by each of the parties hereto and approved in the same manner as provided for continuance of this Agreement in Section 11(a) (or, in the case of amendment of Section 9, by Section 11(b)). Any such amendment or change shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, but this Agreement shall not be assigned by either party and shall automatically terminate upon assignment (as such term is defined in the 1940 Act and the rules thereunder).

         14. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements to be performed entirely therein and in accordance with applicable provisions of the 1940 Act.

         15. If any provision of this Agreement shall be held or made invalid or unenforceable by a court deci-

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



sion, statute, rule or otherwise, the remainder of this Agreement shall not be affected or impaired thereby.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.




                              GABELLI EQUITY SERIES FUNDS, INC.


                              By: /s/ Bruce N. Alpert
                                  ---------------------------------------
                                  Name: Bruce N. Alpert
                                  Title:


                            GABELLI & COMPANY, INC.

                              By: /s/ Stephen G. Bondi
                                  ---------------------------------------
                                  Name: Stephen G. Bondi
                                  Title: Vice President



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




                              AMENDED AND RESTATED

                  PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-l

                                       OF

                       THE GABELLI SMALL CAP GROWTH FUND


         The Gabelli Small Cap Growth Fund (the "Fund") is engaged in business as a separate series qf Gabelli Equity Series Funds, Inc. (the "Company"), which is an open-end management investment company registered as such under the Investment Company Act of 1940 (the "Act"). The Fund intends to employ Gabelli
& Company, Inc. and/or others as the principal underwriter and distributor (the "Distributor") of the shares of the Fund pursuant to a written distribution agreement. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act to assist in the distribution of shares of the Fund.

         The Board of Directors (the "Board") of the Company having determined that it would be desirable to amend the current plan of distribution in certain respects and to restate such amended plan in its entirety and that a plan of distribution containing the terms set forth herein is reasonably likely to benefit the Fund and its shareholders, The Fund hereby amends and restates its plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Act to read in its entirety as follows:

         1. In consideration of the services to be provided, and the expenses to be incurred, by the Distributor pursuant to the distribution agreement, the Company will pay to the Distributor as distribution payments (the "Payments") in connection with the distribution of shares of the Fund an aggregate amount at a rate of 0.25% per year of the average daily net assets of the Fund. Such Payments shall be accrued daily and paid monthly in arrears or shall be accrued and paid at such other intervals as the Board shall determine. The Company's obligation hereunder shall be limited to the assets of the Fund and shall not constitute an obligation of the Company except out of such assets and shall not constitute an obligation of any shareholder of the Fund or other series of the Company.


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


         2. It is understood that the Payments made by the Fund under this Plan will be used by the Distributor for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of shares of the Fund. The scope of the foregoing shall be interpreted by the Board, whose decision shall be conclusive except to the extent it contravenes established legal authority. without in any way limiting the discretion of the board, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment advisor's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board; and profit to the Distributor and its affiliates arising out of their provision of shareholder services. Notwithstanding the foregoing, this Plan does not require the Distributor or any of its affiliates to perform any specific type or level of distribution activities or shareholder services or to incur any specific level of expenses for activities covered by this Section 2. In addition, Payments made in a particular year shall not be refundable whether or not such Payments exceed the expenses incurred for that year pursuant to this Section 2.

         3. The Company is hereby authorized and directed to enter into appropriate written agreements with


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



the Distributor and each other person to whom the Company intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in
Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related" agreement for purposes of Rule 12b-1 under the Act.


         4. Each agreement required to be in writing by Section 3 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the Directors ("Disinterested Director Approval") who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purposes of voting on such agreement. All determinations or authorizations of the Board hereunder shall be made by Board Approval and Disinterested Director Approval.

         5. The officers, investment adviser or Distributor of the Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

         6. To the extent any activity is covered by Section 2 and is also an activity which the Company may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act, this Plan shall not be construed to prevent or restrict the Company from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in calculation of Payments subject to the limitation set forth in Section 1.

         7. This Plan shall not take effect until it has been approved by a vote of at least a majority of the


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


outstanding voting securities of the Fund. This Plan may not be amended in any material respect without Board Approval and Disinterested Director Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the outstanding voting securities of the Fund. This Plan may continue in effect for longer than one year after its approval by the shareholders of the Fund only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Director Approval.

         8. This Plan may be terminated at any time by a vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement hereunder, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding voting securities of the Fund.

         9. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the outstanding voting securities" of the Fund shall mean the vote, at the annual or a special meeting of the security holders of the Fund duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or, if less, (b) more than 50% of the outstanding voting securities of the Fund.




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